UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant under Rule 14a-12

AEMETIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AEMETIS, INC.		CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	May 21, 2015
	TIME:	1:00 PM PACIFIC TIME
	LOCATION:	Shearman & Sterling LLP, 1460 El Camino Real, Menlo Park, California 94025

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/AMTX and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.
This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/AMTX

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before May 7, 2015.

you may enter your voting instructions at https://www.iproxydirect.com/AMTX until 11:59 pm eastern time on May 20, 2015.

The purposes of this meeting are as follows:
1.
1. To elect five (5) members of the Board of Directors to hold office for one to three-year terms, if Proposal No. 2 is approved, or, if Proposal No. 2 is not approved, for one-year terms until the Annual Meeting of Stockholders in 2016, or in either case until their successors are duly elected and qualified;

2. To approve a proposal to amend the Company’s Articles of Incorporation to divide our Board of Directors into three classes, with directors in each class serving staggered three-year terms;

3. To approve a proposal to amend the Company’s Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

4. To hold a non-binding advisory vote to approve our executive compensation;

5. To hold a non-binding advisory vote on the frequency of holding an advisory vote to approve our executive compensation;

6. To approve the Second Amended and Restated 2007 Stock Plan (“Amended and Restated Plan”) to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year;

7. To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

8. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 2, 2015 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of the Company they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘FOR ALL’ five (5) individuals nominated for election to the Board of Directors on Proposal 1, ‘for’ proposals 2, 3, 4, 6 and 7 and ‘3 years’ on proposal 5.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Aemetis, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT